UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 4, 2014

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 South Pointe Drive, Suite 100, Lake Forest, California 92630

(Address of principal executive offices)

(949) 852-1007

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On April 4, 2014, we entered into a lease agreement with Olen Commercial Realty Corp. (an unrelated third party) for approximately 4,100 square feet at 2 South Pointe Drive, Suite 100, Lake Forest, California, commencing May 1, 2014, with base initial rent of $71,270.40 per year. This space will serve as our corporate offices.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

10.1	Lease Agreement dated April 4, 2014 by and between the Company and Olen Commercial Realty Corp..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By:	/s/ Dominic J. Petrucci
Name: Dominic J. Petrucci
Title: Interim Chief Financial Officer

Dated: April 17, 2014